AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 2nd Quarter 2012

For the periods ended June 30, 2012, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, YTD, 1-, 3-, 5-, and 10-year periods by 47, 49, 59, 1, 54, and 41 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the quarter, YTD, 1-, and 5-year periods by 36, 27, 13, and 9 basis points, respectively, as shown below.

Performance for periods ended June 30, 2012
(Returns for periods exceeding one year are annualized)

	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	2.53%	2.86%	8.06%	6.94%	7.33%	6.04%
HIT Total Net Rate of Return	2.42%	2.64%	7.60%	6.48%	6.88%	5.61%
Barclays Capital Aggregate Bond Index	2.06%	2.37%	7.47%	6.93%	6.79%	5.63%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT continued to provide competitive returns in the second quarter. A number of factors have made investors hesitant to take risks, including stalled employment growth due to business uncertainty as corporate profits appear to have peaked; slowing manufacturing demand as domestic demand and exports decelerate; the sovereign debt and banking crises in the Eurozone, which continue to weigh on the markets despite repeated summits and agreements; and decelerating growth in China and other emerging economies. Lower energy prices are positive for the economy, but much of the decline is due to slowing global growth.

Positive contributions to the HIT’s performance in the second quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Very weak performance by corporate bonds, the worst performing major sector in the index with excess returns relative to Treasuries of -127 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 21% of the index as of June 30, 2012.

●
Mixed performance of the agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. While Ginnie Mae construction loan certificate spreads to Treasuries tightened by 10 bps and Ginnie Mae permanent loan certificate spreads contracted by 8 bps, Fannie Mae multifamily DUS securities spreads generally widened across structures. DUS structures with shorter maturities and less callable securities outperformed other structures.  Spreads ranged from 5 bps tighter to 16 bps wider.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -26, -86, -100, and -176 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 92% of the HIT portfolio is AAA-rated or carries a government or government sponsored enterprise (GSE) guarantee compared to 74% for the Barclays Aggregate.

●
The portfolio’s underweight to single family agency MBS (RMBS) as this was the second worst performing major sector in the index with excess returns of -59 bps.  At the close of the quarter, the portfolio had an allocation of nearly 25% compared to 31% for the index.

AFL-CIO HOUSING INVESTMENT TRUST                                                                  2012 Q2 Highlights

Negative contributions to the HIT’s performance included:

●
The HIT’s underweight to Treasuries, the best performing major sector in the Barclays Aggregate.  The portfolio is structurally underweight in this sector, with a 9% allocation compared to 36% in the index at quarter-end.  Mitigating this negative impact for the HIT was its overweight to longer Treasuries, which outperformed shorter maturities.  At June 30, the modified duration of the HIT’s Treasury portfolio was 13.45 years compared to the index’s 5.71 years.

●
The portfolio’s short duration position relative to the benchmark as yields fell across most of the curve for the quarter.  The curve flattened as 30-year, 10-year, 5-year, and 2-year Treasury yields fell by 58, 57, 32, and 3 bps, respectively.  Shorter maturity yields rose slightly.

The HIT is well-positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors. FHA and government-sponsored enterprise (GSE) programs, in which the HIT has expertise, remain competitive sources of financing.  With a strong pipeline and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and the ability to provide diversification make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

Second Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+2.83%	0	5.71
Agencies	+1.42%	-7	3.72
Single family agency MBS (RMBS)	+1.08%	-59	3.18
Corporates	+2.52%	-127	7.02
Commercial MBS (CMBS)	+0.86%	-12	3.19
Asset-backed securities (ABS)	+1.33%	+26	3.30
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/2012	6/30/2012	Change
3 Month	0.069%	0.084%	0.015%
6 Month	0.134%	0.155%	0.020%
1 Year	0.170%	0.206%	0.036%
2 Year	0.331%	0.303%	-0.028%
3 Year	0.502%	0.395%	-0.107%
5 Year	1.039%	0.719%	-0.321%
7 Year	1.608%	1.106%	-0.502%
10 Year	2.211%	1.646%	-0.565%
30 Year	3.337%	2.754%	-0.583%
               Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                  2012 Q2 Highlights

Portfolio Data as of June 30, 2012

Net Assets	$4,444,815,179
Portfolio Effective Duration	4.311 years
Portfolio Average Coupon	4.18%
Portfolio Current Yield	3.99%
Portfolio Yield to Worst	2.44%
Convexity	0.025
Maturity	10.039 years
Average Price	108.63
Number of Holdings	851

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	63.44%
Agency Single-Family MBS	24.82%
U.S. Treasury	9.05%
AAA Private-Label CMBS	0.46%
Cash & Short-Term Securities	2.23%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	24.82%
CMBS – Agency Multifamily*	55.98%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	9.05%
State Housing Bonds	7.54%
Construction & Permanent Mortgages	0.38%
Cash & Short-Term Securities	2.23%
* Includes multifamily MBS (44.87%), AAA Private-Label CMBS (0.46%), and multifamily Construction MBS (10.65%).

Geographical Distribution of Long-Term Portfolio: 2

West	6.84%
Midwest	15.56%
South	2.95%
East	27.16%
National Mortgage Pools	47.49%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                  2012 Q2 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	2.23%	5-5.99 years	2.25%
0-0.99 years	11.37%	6-6.99 years	2.68%
1-1.99 years	26.89%	7-7.99 years	2.31%
2-2.99 years	21.58%	8-8.99 years	6.43%
3-3.99 years	8.58%	9-9.99 years	1.21%
4-4.99 years	5.85%	Over 10 years	8.63%

Maturity Distribution (based on average life):

0 – 1 year	6.00%
1 – 2.99 years	34.68%
3 – 4.99 years	34.01%
5 – 6.99 years	3.84%
7 – 9.99 years	11.07%
10 – 19.99 years	3.37%
Greater than 20 years	7.03%

Quality Distribution: 3,4

Government or Agency	91.42%
AAA	0.47%
AA	5.23%
A	2.88%

Bond Sector Distribution: 3,4

MBS	90.75%
Treasury	9.25%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.